Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2012

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             10394

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	  541
	    Class C              4102
	    Class Y		 4356


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 22.14

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 18.88
	    Class C           $ 19.88
	    Class Y           $ 22.80


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1232

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   70
	    Class C	      $  205
	    Class Y	      $  255

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.07

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.04
	    Class Y	      $ 0.07

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            18212

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        1691
	    Class C             4787
	    Class Y		4392


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.55

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.53
	    Class C           $ 5.55
	    Class Y           $ 5.59


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  85

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    6
	    Class C	      $    5
            Class Y           $    1



73A.	1.  Dividends from net investment income (per share)
	    Class A	      $  0.0004


	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  0.0004
    	    Class C	      $  0.0004
            Class Y           $  0.0004


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       234413

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             12759
	    Class C             10565
            Class Y              2826

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14244

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  239
	    Class C              2077
	    Class Y		  992


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 28.99

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 24.45
	    Class C           $ 25.25
	    Class Y           $ 29.72


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  944

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   17
	    Class C	      $  111
	    Class Y	      $  105


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.10

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.04
	    Class Y	      $ 0.11


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A              9395

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         441
	    Class C             2462
	    Class Y		 899

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 26.82

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 26.47
	    Class C           $ 26.90
	    Class Y           $ 26.95


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  577

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    1
	    Class C	      $   27
	    Class Y	      $   71


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.004
    	    Class C	      $ 0.03
	    Class Y	      $ 0.10


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             7142

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              148
	    Class C             1058
	    Class Y		 716

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 28.81

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 28.36
	    Class C           $ 28.75
	    Class Y           $ 29.20